UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2005

(Date of Report)

ITRON, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2818 N. Sullivan Road, Spokane, WA 99216

(Address of Principal Executive Offices, including Zip Code)

(509) 924-9900

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The registrant hereby amends its Current Report on Form 8-K/A dated September 2, 2004 as follows:

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Amendment Number 2 to the Current Report on Form 8-K/A, which removes the reference to the independent appraisal in connection with the valuation of the tangible and intangible assets acquired in the Acquisition.

The other items and disclosures included in this Amendment Number 2 to the Current Report on Form 8-K/A have not been updated for any events subsequent to the previously filed Amendment Number 1 to the Current Report on Form 8-K/A, as filed on September 2, 2004.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.3	Unaudited pro forma condensed combined balance sheet of Itron, Inc. and the Electricity Products Business of Schlumberger Ltd. (SEM) as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations of Itron, Inc. and SEM for the year ended December 31, 2003 and the six months ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

Dated:	February 7, 2005	By:	/s/ Steven M. Helmbrecht
Steven M. Helmbrecht Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.3	Unaudited pro forma condensed combined balance sheet of Itron, Inc. and the Electricity Products Business of Schlumberger Ltd. (SEM) as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations of Itron, Inc. and SEM for the year ended December 31, 2003 and the six months ended June 30, 2004.